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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)       December 19, 2005
                                                 -------------------------------

                        Farmers & Merchants Bancorp, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

         Ohio                           000-14492           34-1469491
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(State or Other Jurisdiction    (Commission File Number)    (IRS Employer
of Incorporation)                                           Identification No.)

         307-11 N. Defiance,                Archbold, Ohio     43502
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's Telephone Number, including Area Code   (419) 446-2501
                                                   -----------------------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17-CFR 240.13e-4(c))


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Item 7.01       Regulation FD Disclosure

         The Board of Directors of Farmers & Merchants Bancorp, Inc. (the "Company") has authorized the repurchase of 5,000 shares of its outstanding shares of common stock. Such repurchases will be conducted in the open market and in privately negotiated transactions during the balance of 2005 and throughout 2006.

         The stock repurchase plan authorizes the Company to make repurchases from time to time in the open market or in privately negotiated transactions. The Company's shares are traded in the over the counter market on the Pink Sheets(TM). The timing and actual number of shares repurchased will depend on a variety of factors including price requirements and other market conditions. Repurchased common shares will be added to the Company's treasury shares, and will be used to meet the Company's share requirements for its Long Term Stock Incentive Plan and for other corporate purposes.

         At December 19, 2005, the Company had 1,299,980 shares of common stock outstanding.

Item 9.01       Financial Statements and Exhibits

                  (a)      Not applicable.
                  (b)      Not applicable.
                  (c)      Not applicable.
                  (d)      Not applicable.


                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

         Dated:   December 19, 2005

                                             /s/ Paul S. Siebenmorgen
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                                             Paul S. Siebenmorgen
                                             President & Chief Executive Officer


                                             /s/ Barbara J. Britenriker
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                                             Barbara J. Britenriker
                                             Executive Vice President &
                                             Chief Financial Officer